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                                                                   Exhibit 16(a)


                               POWER OF ATTORNEY
                               -----------------

    We, the undersigned Officers and Trustees of North American Funds (the "Trust"), hereby severally constitute and appoint Joseph T. Grause, Jr., John I. Fitzgerald, and Thomas J. Brown, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, any Registration Statement on Form N-14 of the Trust and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and herby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

    WITNESS our hands and common seal on the date set forth below.



Signature                            Title                     Date
---------                            -----                     ----

/s/ Bradford K. Gallagher            Chairman; Trustee;        February 28, 2000
----------------------------         President; Principal
Bradford K. Gallagher                Executive Officer

/s/ Don B. Allen                     Trustee                   February 28, 2000
----------------------------
Don B. Allen

/s/ William F. Achtmeyer             Trustee                   February 28, 2000
----------------------------
William F. Achtmeyer

/s/ William F. Devin                 Trustee                   February 28, 2000
----------------------------
William F. Devin

/s/ Kenneth J. Lavery                Trustee                   February 28, 2000
----------------------------
Kenneth J. Lavery

/s/ Thomas J. Brown                  Treasurer, Principal      February 28, 2000
----------------------------         Financial and
Thomas J. Brown                      Accounting Officer